UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

FULCRUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38978	47-4839948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Landsdowne Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 651-8851

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FULC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

Fulcrum Therapeutics, Inc., or Fulcrum, expects to report that it had cash, cash equivalents and marketable securities of approximately $202.9 million as of December 31, 2022.

The estimated cash figure is preliminary and unaudited, represents a management estimate as of the date of this current report on Form 8-K and is subject to completion of Fulcrum’s financial closing procedures. Fulcrum’s independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, the estimated cash figure.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On January 17, 2023, Fulcrum issued a press release, or the Press Release, announcing the commencement of a proposed public offering of $100.0 million of its shares of common stock, par value $0.001 per share. A copy of the Press Release is attached as Exhibit 99.1 to this current report on Form 8-K.

On January 17, 2023, Fulcrum notified Piper Sandler & Co., or Piper Sandler, that it was suspending its use of and terminating the prospectus supplement, or the ATM Prospectus Supplement, related to the potential issuance from time to time of Fulcrum’s common stock pursuant to the Equity Distribution Agreement, or the Sales Agreement, dated May 9, 2022, by and between Fulcrum and Piper Sandler. Fulcrum will not make any sales of its securities pursuant to the Sales Agreement, unless and until a new prospectus supplement or a new registration statement is filed. Other than the termination of the ATM Prospectus Supplement, the Sales Agreement remains in full force and effect. A copy of the Sales Agreement was filed as Exhibit 1.1 to Fulcrum’s current report on Form 8-K on May 9, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release, dated January 17, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULCRUM THERAPEUTICS, INC.

Date: January 17, 2023	By:	/s/ Curtis Oltmans
	Name:	Curtis Oltmans
	Title:	General Counsel